                                                      PROSPECTUS AUGUST __, 2001
                                       SUBJECT TO COMPLETION, DATED MAY 9, 2001

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any state where the offer or sale is not permitted.

JPMORGAN FUNDS

THIS PROSPECTUS OFFERS: SELECT SHARES

SHORT TERM BOND FUND

BOND FUND

GLOBAL STRATEGIC INCOME FUND

INTERMEDIATE TAX FREE INCOME FUND

NEW YORK INTERMEDIATE TAX FREE INCOME FUND

DIVERSIFIED FUND

U.S. EQUITY FUND

DISCIPLINED EQUITY FUND

U.S. SMALL COMPANY FUND

FLEMING INTERNATIONAL EQUITY FUND

FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING EUROPEAN FUND

FLEMING EMERGING MARKETS EQUITY FUND          THE SECURITIES AND EXCHANGE
                                              COMMISSION HAS NOT APPROVED OR
                                              DISAPPROVED OF THESE SECURITIES OR
                                              DETERMINED IF THIS PROSPECTUS IS
                                              TRUTHFUL OR COMPLETE. ANY
                                              REPRESENTATION TO THE CONTRARY IS
                                              A CRIMINAL OFFENSE.


                                              [LOGO] JPMORGAN FLEMING
                                              ASSET MANAGEMENT


                                                                        rhp-5027

Short Term Bond Fund.....................................................1
Bond Fund................................................................7
Global Strategic Income Fund............................................13
Intermediate Tax Free Income Fund.......................................20
New York Intermediate Tax Free Income Fund..............................25
Diversified Fund........................................................30
U.S. Equity Fund........................................................37
Disciplined Equity Fund.................................................41
U.S. Small Company Fund.................................................45
Fleming International Equity Fund.......................................49
Fleming International Opportunities Fund................................54
Fleming European Fund...................................................59
Fleming Emerging Markets Equity Fund....................................65
Who May Want to Invest..................................................71
The Funds' Management and Administration................................73
How Your Account Works..................................................76
Buying Fund Shares......................................................76
Selling Fund Shares.....................................................77
Other Information Concerning the Funds..................................78
Distributions and Taxes.................................................79
Risk and Reward Elements for Fixed Income Funds and Diversified Fund....81
Risk and Reward Elements for U.S. Equity Funds and Diversified Fund.....84
Risk and Reward Elements for International Equity Funds.................86
What the Terms Mean.....................................................88
Financial Highlights....................................................90
How To Reach Us.................................................Back cover

--------------------------------------------------------------------------------
JPMORGAN SHORT TERM BOND FUND

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

                                                   JPMORGAN SHORT TERM BOND FUND
--------------------------------------------------------------------------------

mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may purchase participations in loans arranged through private negotiations between a borrower and one or more banks or other financial institutions. These loans can have fixed, floating or variable interest rates. The Fund may also invest in collateralized bond obligations.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

High-yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

The market for high-yield securities is not as liquid as the markets for higher rated securities. This means that it may be harder to sell high-yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

JPMORGAN SHORT TERM BOND FUND
--------------------------------------------------------------------------------

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes.

Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The market for loan participations may not be highly liquid and the Fund may have difficulty selling them. When it buys them, the Fund typically is entitled to receive payment from the lender only, and not the underlying borrower. These investments expose the Fund to the risk of investing in both the financial institution and the underlying borrower.

Collateralized bond obligations typically are separated into different classes. Each class represents a different

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                                   JPMORGAN SHORT TERM BOND FUND
--------------------------------------------------------------------------------

degree of credit quality, with lower classes having greater risk but higher interest rates. The bottom class usually does not have a stated interest rate. Instead, it receives whatever is left after all the higher classes have been paid. As a result, the value of some classes in which the Fund invests may be more volatile.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments, repurchase agreements and reverse repurchase agreements involve some risk to the Fund if the other party does not fulfill its part of the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

JPMORGAN SHORT TERM BOND FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS(1),(2)

[BAR CHART]

[PLOT POINTS]

1994          0.36%
1995         10.80%
1996          5.10%
1997          6.40%
1998          7.04%
1999          3.21%
2000          7.23%

BEST QUARTER                3.36%
---------------------------------
                2nd quarter, 1995
---------------------------------
WORST QUARTER              -0.47%
---------------------------------
                1st quarter, 1994
---------------------------------

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS 2.37%

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                 PAST 1 YR.    PAST 5 YRS.   LIFE OF FUND
--------------------------------------------------------------------------------
 SHORT TERM BOND FUND
 (AFTER EXPENSES)                   7.23         5.79           5.55
--------------------------------------------------------------------------------
 MERRILL LYNCH 1-3 YEAR
 TREASURY INDEX (NO EXPENSES)       8.00         5.92           5.76
--------------------------------------------------------------------------------

(1) INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON 9/13/93. FOR THE PERIOD 7/31/93 THROUGH 9/30/93, LIFE OF FUND RETURNS REFLECT PERFORMANCE OF THE PIERPONT SHORT TERM BOND FUND, THE FUND'S PREDECESSOR.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

                                                   JPMORGAN SHORT TERM BOND FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)

                                             SHARE-
                              DISTRIBUTION   HOLDER                  TOTAL       FEE WAIVER
                 MANAGEMENT   (RULE 12B-1)   SERVICE   OTHER         OPERATING   AND EXPENSE        NET
                 FEES         FEES           FEES      EXPENSES(3)   EXPENSES    REIMBURSEMENT(4)   EXPENSES(4)
----------------------------------------------------------------------------------------------------------------
 SELECT CLASS
 SHARES           0.25%        NONE           0.25%     0.30%         0.80%       0.20%              0.60%
----------------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                       1 YR.       3 YRS.
--------------------------------------------------------------------------
 YOUR COST ($)                                         61          192
--------------------------------------------------------------------------

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN.) EXCEED 0.60% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS.

--------------------------------------------------------------------------------
JPMORGAN BOND FUND

THE FUND'S OBJECTIVE

The Fund's seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN BOND FUND
--------------------------------------------------------------------------------

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may purchase participations in loans arranged through private negotiations between a borrower and one or more banks or other financial institutions. These loans can have fixed, floating or variable interest rates. The Fund may also invest in collateralized bond obligations.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

High-yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of lower-rated securities will move up and down over time. The credit rating of a high-yield security evaluates the ability of the issuer to make principal and interest or dividend payments; it does not necessarily address its market value risk. Ratings and market value may change, positively or negatively, from time to time to reflect new developments regarding the issuer.

Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time. In addition, the issuer's other creditors may have the right to be paid before holders of the high-yield security.

During an economic downturn, a period of rising interest rates or a recession, issuers of high-yield securities that have a lot of debt may experience financial problems. They may not have enough cash to make their payments. An economic downturn could also hurt

                                                              JPMORGAN BOND FUND
--------------------------------------------------------------------------------

the market for lower-rated securities and the Fund.

The market for high-yield securities is not as liquid as the markets for higher rated securities. This means that it may be harder to sell high-yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

The costs of investing in the high-yield market are usually higher than investing in investment grade securities. The Fund has to spend more money for investment research and commissions.

Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes.

Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

JPMORGAN BOND FUND
--------------------------------------------------------------------------------

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The market for loan participations may not be highly liquid and the Fund may have difficulty selling them. When it buys them, the Fund typically is entitled to receive payment from the lender only, and not the underlying borrower. These investments expose the Fund to the risk of investing in both the financial institution and the underlying borrower.

Collateralized bond obligations typically are separated into different classes. Each class represents a different degree of credit quality, with lower classes having greater risk but higher interest rates. The bottom class usually does not have a stated interest rate. Instead, it receives whatever is left after all the higher classes have been paid. As a result, the value of some classes in which the Fund invests may be more volatile.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments, repurchase agreements and reverse repurchase agreements involve some risk to the Fund if the other party does not fulfill its part of the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

                                                              JPMORGAN BOND FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS(1),(2)

[BAR CHART]

[PLOT POINTS]

1991         13.45%
1992          6.53%
1993          9.98%
1994         -2.68%
1995         18.42%
1996          3.30%
1997          9.29%
1998          7.54%
1999         -0.55%
2000         10.93%

BEST QUARTER                 6.30%
----------------------------------
                 2nd quarter, 1995
----------------------------------
 WORST QUARTER              -2.38%
----------------------------------
                 1st quarter, 1994
----------------------------------

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS 2.87%

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                      PAST 1 YR.   PAST 5 YRS.  PAST 10 YRS.
--------------------------------------------------------------------------------
 BOND FUND
 (AFTER EXPENSES)                       10.93         6.02          7.45
--------------------------------------------------------------------------------
 SALOMON SMITH BARNEY BROAD
 INVESTMENT GRADE BOND INDEX
 (NO EXPENSES)                          11.59         6.45           8.00
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 7/26/93. RETURNS FOR THE PERIOD 1/1/90 THROUGH 7/31/93 REFLECT PERFORMANCE OF THE PIERPONT BOND FUND, THE FUND'S PREDECESSOR.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

JPMORGAN BOND FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)

                                             SHARE-
                              DISTRIBUTION   HOLDER                  TOTAL       FEE WAIVER
                 MANAGEMENT   (RULE 12B-1)   SERVICE   OTHER         OPERATING   AND EXPENSE        NET
                 FEES         FEES           FEES      EXPENSES(3)   EXPENSES    REIMBURSEMENT(4)   EXPENSES(4)
----------------------------------------------------------------------------------------------------------------
 SELECT CLASS
 SHARES           0.30%        NONE           0.25%     0.18%         0.73%       0.13%              0.60%
----------------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- you pay expenses subject to the fee waiver and expense reimbursements as indicated in the table above; and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                       1 YR.       3 YRS.
--------------------------------------------------------------------------
 YOUR COST ($)                                         61          212
--------------------------------------------------------------------------

(3)   "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
      YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
      PLAN) EXCEED 0.60% OF ITS AVERAGE DAILY NET ASSETS FOR ONE YEAR AND 0.69% FOR TWO YEARS THEREAFTER.

JPMORGAN GLOBAL STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

The Fund may invest directly in mortgages and in mortgage-backed securities. The Fund's securities may be of any maturity, but under normal market conditions its duration will generally be similar to that of the Lehman Brothers Aggregate Bond Index (currently about four and a half years).

At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or are the unrated equivalent).

The management team uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

- 12% international non-dollar (range 0-25%)

- 35% public/private mortgages
  (range 20-45%)

- 15% public/private corporates
  (range 5-25%)

- 15% emerging markets
  (range 0-25%)

- 23% high yield corporates
  (range 13-33%)

Within each sector, a dedicated team handles securities selection. The fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a

JPMORGAN GLOBAL STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may purchase participations in loans arranged through private negotiations between a borrower and one or more banks or other financial institutions. These loans can have fixed, floating or variable interest rates. The Fund may also invest in collateralized bond obligations.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

                                           JPMORGAN GLOBAL STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

The Fund invests a significant portion of its assets in high-yield, non-investment grade securities. High-yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of lower-rated securities will move up and down over time. The credit rating of a high-yield security evaluates the ability of the issuer to make principal and interest or dividend payments; it does not necessarily address its market value risk. Ratings and market value may change, positively or negatively, from time to time to reflect new developments regarding the issuer.

Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time. In addition, the issuer's other creditors may have the right to be paid before holders of the high-yield security.

During an economic downturn, a period of rising interest rates or a recession, issuers of high-yield securities that have a lot of debt may experience financial problems. They may not have enough cash to make their payments. An economic downturn could also hurt the market for lower-rated securities and the Fund.

The market for high-yield securities is not as liquid as the markets for higher rated securities. This means that it may be harder to sell high-yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

Securities which are rated "C" or "D" may not pay interest, may be in default or may be considered to have an extremely poor chance of ever achieving any real investment standing.

The costs of investing in the high-yield market are usually higher than investing in investment grade securities. The Fund has to spend more money for investment research and commissions.

Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Since the Fund may invest a significant portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

JPMORGAN GLOBAL STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

located in emerging markets. Brady Bonds do not have as long a payment history as other types of government debt securities. Because of that, they, and many emerging market debt instruments, may trade at a substantial discount which might lead to greater volatility.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many emerging markets may lead to lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes.

Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The market for loan participations may not be highly liquid and the Fund may have difficulty selling them. When it buys them, the Fund typically is entitled to receive payment from the lender only, and not the underlying borrower. These investments expose the Fund to the risk of investing in both the financial institution and the underlying borrower.

Collateralized bond obligations typically are separated into different classes. Each class represents a different degree of credit quality, with lower classes having greater risk but higher interest rates. The bottom class usually does not have a stated interest rate.

                                           JPMORGAN GLOBAL STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

Instead, it receives whatever is left after all the higher classes have been paid. As a result, the value of some classes in which the Fund invests may be more volatile.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments, repurchase agreements and reverse repurchase agreements involve some risk to the Fund if the other party does not fulfill its part of the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

JPMORGAN GLOBAL STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Lehman Brothers Aggregate Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

YEAR-BY-YEAR RETURNS(1),(2)

[BAR CHART]

[PLOT POINTS]

1998         2.59%
1999         2.51%
2000         7.98%

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS 2.44%

---------------------------------
 BEST QUARTER               3.13%
---------------------------------
                1st quarter, 1998
---------------------------------
 WORST QUARTER             -1.45%
---------------------------------
                3rd quarter, 1998
---------------------------------

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                 PAST 1 YR.    LIFE OF FUND
--------------------------------------------------------------------------------
 GLOBAL STRATEGIC INCOME
 FUND (AFTER EXPENSES)                                7.98          6.05
--------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND
 INDEX (NO EXPENSES)                                 11.63          7.84
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 3/17/97 AND PERFORMANCE IS CALCULATED AS OF 3/31/97.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

                                           JPMORGAN GLOBAL STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)

                                             SHARE-
                              DISTRIBUTION   HOLDER                  TOTAL       FEE WAIVER
                 MANAGEMENT   (RULE 12B-1)   SERVICE   OTHER         OPERATING   AND EXPENSE        NET
                 FEES         FEES           FEES      EXPENSES(3)   EXPENSES    REIMBURSEMENT(4)   EXPENSES(4)
----------------------------------------------------------------------------------------------------------------
 SELECT CLASS
 SHARES           0.45%        NONE           0.25%     0.75%         1.45%       0.45%              1.00%
----------------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                       1 YR.       3 YRS.
--------------------------------------------------------------------------
 YOUR COST ($)                                         102          318
--------------------------------------------------------------------------

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT
    FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL 0 OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS.

--------------------------------------------------------------------------------
JPMORGAN INTERMEDIATE TAX FREE INCOME FUND

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN
INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of its total assets in municipal obligations whose interest payments are:

- excluded from gross income

- excluded from the federal alternative minimum tax on individuals

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Service Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The Fund seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

No more than 25% of total assets may be invested in any one industry, other than governments and public authorities.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

                                      JPMORGAN INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity. A number of issuers have a recent history of significant financial difficulties. More than 5% of the Fund's total assets may be invested in any one municipality, which could increase this risk.

Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

                                      JPMORGAN INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Select Class Shares, which prior to the date of this prospectus were named "Institutional Class Shares." The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Lehman Municipal Bond 3-10 Year Blended Index and the Lipper Intermediate Municipal Debt Funds Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

[PLOT POINTS]

1991         12.20%
1992          8.71%
1993         11.78%
1994         -3.96%
1995         14.39%
1996          3.76%
1997          8.21%
1998          6.56%
1999         -0.55%
2000          8.56%

---------------------------------
BEST QUARTER                5.92%
---------------------------------
                1st quarter, 1995
---------------------------------
 WORST QUARTER             -3.52%
---------------------------------
                1st quarter, 1994
---------------------------------

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS 2.34%

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                      PAST 1 YR.   PAST 5 YRS.  PAST 10 YRS.
--------------------------------------------------------------------------------
 INTERMEDIATE TAX FREE INCOME
 FUND (AFTER EXPENSES)                    8.56         5.26          6.82
--------------------------------------------------------------------------------
 LEHMAN MUNICIPAL BOND 3-10
 YEAR BLENDED INDEX (NO EXPENSES)         8.61         5.32          6.53
--------------------------------------------------------------------------------
 LIPPER INTERMEDIATE MUNICIPAL
 DEBT FUNDS INDEX (NO EXPENSES)           8.67         4.80          6.09
--------------------------------------------------------------------------------

(1) SELECT CLASS SHARES COMMENCED OPERATIONS ON 1/1/97. THE PERFORMANCE OF THE FUND PRIOR TO 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF A PREDECESSOR COMMON TRUST FUND.

(2) THE FUND'S FISCAL YEAR END IS 8/31.

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)

                                             SHARE-
                              DISTRIBUTION   HOLDER                  TOTAL       FEE WAIVER
                 MANAGEMENT   (RULE 12B-1)   SERVICE   OTHER         OPERATING   AND EXPENSE        NET
                 FEES         FEES           FEES      EXPENSES      EXPENSES    REIMBURSEMENT(3)   EXPENSES(3)
----------------------------------------------------------------------------------------------------------------
 SELECT CLASS
 SHARES           0.30%        NONE           0.25%     0.19%         0.74%       0.08%              0.66%
----------------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLE(3) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                       1 YR.       3 YRS.      5 YRS.     10 YRS.
-------------------------------------------------------------------------------------------------
 YOUR COST ($)                                         67          211         387        895
-------------------------------------------------------------------------------------------------

(3)  REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES
     THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED
     COMPENSATION PLAN) EXCEED 0.66% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of its total assets in New York municipal obligations whose interest payments are:

- excluded from gross income and exempt from New York State and New York City income taxes, and

-    excluded from the federal alternative minimum tax on individuals.

New York municipal obligations are those issued by New York State, its political subsidiaries, as well as Puerto Rico, other U.S. territories and their political subdivisions.

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Service Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The Fund seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

No more than 25% of total assets may be invested in any one industry, other than governments and public authorities.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax. The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The principal value of fixed-income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. A number of municipal issuers, including the State of New York and New York City, have a history of financial problems. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity. If more than 5% of the Fund's total assets are invested in any one municipality, this risk could increase.

Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Select Class Shares, which prior to the date of this prospectus were named "Institutional Class Shares." The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Lehman Municipal Bond Index, Lehman New York Municipal Bond Index and Lipper New York Municipal Debt Funds Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS 2.15%

[CHART]

YEAR-BY-YEAR RETURNS(1),(2)
           1991         11.82%
           1992          9.08%
           1993         11.28%
           1994         -5.81%
           1995         15.42%
           1996          3.06%
           1997          8.46%
           1998          6.45%
           1999         -1.41%
           2000          9.93%

BEST QUARTER      5.82%

                 1st quarter, 1995
WORST QUARTER               -4.27%
                 1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time, for periods ended December 31, 2000(1)

                                          PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
-------------------------------------------------------------------------------------
NEW YORK INTERMEDIATE TAX FREE INCOME
FUND (AFTER EXPENSES)                        9.93         5.23          6.64
-------------------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND INDEX
(NO EXPENSES)                               11.68         5.84          7.32
-------------------------------------------------------------------------------------
LEHMAN NEW YORK
MUNICIPAL BOND INDEX (NO EXPENSES)          12.01         6.17          7.96@
-------------------------------------------------------------------------------------
LIPPER NEW YORK MUNICIPAL
DEBT FUNDS INDEX (NO EXPENSES)              12.16         4.88          6.82
-------------------------------------------------------------------------------------

@ REFLECTS THE AVERAGE ANNUAL RETURN SINCE INCEPTION (JUNE 30, 1993). THE INDEX LACKS TEN YEARS OF HISTORY.
(1) SELECT CLASS SHARES COMMENCED OPERATIONS ON 1/1/97. THE PERFORMANCE OF THE FUND PRIOR TO 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF A PREDECESSOR COMMON TRUST FUND.
(2)  THE FUND'S FISCAL YEAR END IS 8/31.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

                                              SHARE-
                                DISTRIBUTION  HOLDER                TOTAL     FEE WAIVER
                    MANAGEMENT  (RULE 12B-1)  SERVICE   OTHER       OPERATING AND EXPENSE      NET
                    FEES        FEES          FEES      EXPENSES    EXPENSES  REIMBURSEMENT(3) EXPENSES(3)
----------------------------------------------------------------------------------------------------------
SELECT CLASS
SHARES              0.30%       NONE          0.25%     0.21%       0.76%     0.04%            0.72%

EXPENSE EXAMPLE(3) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                      1 YR.       3 YRS.       5 YRS.     10 YRS.
-------------------------------------------------------------------------------------------------
YOUR COST ($)                                         74          230          410        930

(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.72% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS.

JPMORGAN DIVERSIFIED FUND
--------------------------------------------------------------------------------

THE FUND'S OBJECTIVE

The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN
INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the portfolio management team allocates assets among various types of stock and bond investments, based on the following model allocations:

-    52% medium- and large-cap U.S. stocks

-    35% U.S. and foreign bonds

-    10% foreign stocks

-    3% small-cap U.S. stocks

The team periodically adjusts the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the team selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its economic sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the team ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the team uses fundamental, economic, and capital markets research to select securities. The team actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment-grade bond universe (currently about 5 years).

In managing the equity portion of the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process:

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. The adviser's in-house research is developed by an extensive worldwide network of over 150 career analysts. The team of analysts dedicated to U.S. equities includes more than 20 members, with an average of over 11 years of experience.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

                                                       JPMORGAN DIVERSIFIED FUND
--------------------------------------------------------------------------------

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

The Fund may invest up to 25% of its assets in high-yield, non-investment grade securities rated BB/Ba or B.

The Fund may invest in foreign securities, including depositary receipts. Its equity investments may also include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may invest any portion of its

[SIDENOTE]

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN DIVERSIFIED FUND
--------------------------------------------------------------------------------

assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

High-yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of lower-rated securities will move up and down over time. The credit rating of a high-yield security evaluates the ability of the issuer to make principal and interest or dividend payments; it does not necessarily address its market value risk. Ratings and market value may change, positively or negatively, from time to time to reflect new developments regarding the issuer.

Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time. In addition, the issuer's other creditors may have the right to be paid before holders of the high-yield security.

During an economic downturn, a period of rising interest rates or a recession, issuers of high-yield securities that have a lot of debt may experience financial problems. They may not have enough cash to make their payments. An economic downturn could also hurt the market for lower-rated securities and the Fund.

The market for high-yield securities is not as liquid as the markets for higher rated securities. This means that it may be harder to sell high-yield securities, especially on short notice.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                                       JPMORGAN DIVERSIFIED FUND
--------------------------------------------------------------------------------

The market could also be hurt by legal or tax changes.

The costs of investing in the high-yield market are usually higher than investing in investment grade securities. The Fund has to spend more money for investment research and commissions.

Securities which are rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-related securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without

JPMORGAN DIVERSIFIED FUND
--------------------------------------------------------------------------------

prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The market value of convertible securities tends to decline as interest rates increase. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

Over the long term, investors can anticipate that the fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

                                                       JPMORGAN DIVERSIFIED FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Fund Benchmark and the S&P 500 Index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000 (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

                 1994               0.93%
                 1995              26.84%
                 1996              13.68%
                 1997              18.89%
                 1998              18.60%
                 1999              14.23%
                 2000              -3.97%

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS -6.94%.

BEST QUARTER                            13.48%
                             4th quarter, 1998
WORST QUARTER                           -6.13%
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                    PAST 1 YR.         PAST 5 YRS.        LIFE OF FUND(1)
  DIVERSIFIED FUND
  (AFTER EXPENSES)                                       3.97               11.95              12.11
  FUND BENCHMARK (NO EXPENSES)                          -2.30               13.06              12.87
  S&P 500 INDEX (NO EXPENSES)                           -9.11               18.33              17.94

(1) THE FUND COMMENCED OPERATIONS ON 9/10/93 AND RETURNS REFLECT PERFORMANCE OF THE FUND FROM 9/30/93.

(2)  THE FUND'S FISCAL YEAR END IS 6/30.

JPMORGAN DIVERSIFIED FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

                                                SHARE-
                                  DISTRIBUTION  HOLDER               TOTAL     FEE WAIVER
                    MANAGEMENT    (RULE 12B-1)  SERVICE  OTHER       OPERATING AND EXPENSE      NET
                    FEES          FEES          FEES     EXPENSES(3) EXPENSES  REIMBURSEMENT(4) EXPENSES(4)
  SELECT CLASS
  SHARES            0.55%         NONE          0.25%    0.26%       1.06%     0.08%            0.98%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for three years and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                           1 YR.            3 YRS.
  YOUR COST ($)                            100              312


(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.98% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.91% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED.

JPMORGAN U.S. EQUITY FUND
--------------------------------------------------------------------------------
THE FUND'S OBJECTIVE

THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN FROM A PORTFOLIO OF SELECTED EQUITY SECURITIES.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most undervalued. The Fund generally considers selling stocks that appear overvalued.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. The adviser's in-house research is developed by an extensive worldwide network of over 80 career equity analysts. The team of analysts dedicated to U.S. equities includes more than 35 members, with an average of over ten years of experience.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

[SIDENOTE]

BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN U.S. EQUITY FUND
--------------------------------------------------------------------------------

When the adviser wishes to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment-grade debt securities.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                                       JPMORGAN U.S. EQUITY FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the S&P 500 Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS
OF 3/31/01 WAS -12.88%

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

                 1991              34.12%
                 1992               8.73%
                 1993              11.06%
                 1994              -0.32%
                 1995              32.83%
                 1996              21.22%
                 1997              28.58%
                 1998              24.79%
                 1999              14.88%
                 2000              -6.37%

 BEST QUARTER                           21.46%
                             4th quarter, 1998
 WORST QUARTER                         -17.97%
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                           PAST 1 YR.     PAST 5 YRS.       PAST 10 YRS.
  U.S. EQUITY FUND (AFTER EXPENSES)                            -6.37            15.91          16.19
  S&P 500 INDEX (NO EXPENSES)                                  -9.11          18.33             17.46

(1) THE FUND COMMENCED OPERATIONS ON 9/17/93. FOR THE PERIOD 1/1/90 THROUGH 9/30/93, RETURNS REFLECT PERFORMANCE OF THE PIERPONT EQUITY FUND, THE PREDECESSOR OF THE FUND.

(2)  THE FUND'S FISCAL YEAR END IS 5/31.

JPMORGAN U.S. EQUITY FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

                                                SHARE-
                                  DISTRIBUTION  HOLDER               TOTAL     FEE WAIVER
                    MANAGEMENT    (RULE 12B-1)  SERVICE  OTHER       OPERATING AND EXPENSE      NET
                    FEES          FEES          FEES     EXPENSES(3) EXPENSES  REIMBURSEMENT(4) EXPENSES(4)
  SELECT CLASS
  SHARES            0.40%         NONE          0.25%    0.24%       0.89%     0.10%            0.79%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for three years and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                      1 YR.            3 YRS.
  YOUR COST ($)                       81               252

(3) "Other expenses" are based on estimated amounts for the current fiscal year.

(4) Reflects a written agreement pursuant to which jpmorgan chase agrees that it or one of its affiliates will reimburse the fund to the extent total operating expenses of the select class (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation
     Plan) exceed 0.79% Of its average daily net assets for three years.

JPMORGAN DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index (S&P 500).

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries.

Within each industry, the Fund modestly overweights stocks that it considers undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. Therefore, the Fund tends to own a larger number of stocks within the S&P 500 than the U.S. Equity Fund.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. The adviser's in-house research is developed by an extensive worldwide network of over 80 career equity analysts. The team of analysts dedicated to U.S. equities includes more than 35 members, with an average of over ten years of experience.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

- temporary mispricings caused by market overreactions

When the adviser wishes to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment-grade debt securities.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                                JPMORGAN DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the S&P 500 Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS -11.86%

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

                 1998              32.35%
                 1999              18.32%
                 2000             -10.87%

 BEST QUARTER                            22.85%
                             4th quarter, 1998
 WORST QUARTER                           -9.91%
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)


                                                                       PAST 1 YR.         LIFE OF FUND
  DISCIPLINED EQUITY FUND
  (AFTER EXPENSES)                                                     -10.87             15.45
  S&P 500 INDEX (NO EXPENSES)                                          -9.11              15.79


(1) THE FUND COMMENCED OPERATIONS ON 1/3/97 AND PERFORMANCE IS CALCULATED AS OF 1/31/97.

(2) THE FUND'S FISCAL YEAR END IS 5/31.

JPMORGAN DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


                                                SHARE-
                                  DISTRIBUTION  HOLDER                TOTAL       FEE WAIVER
                    MANAGEMENT    (RULE 12B-1)  SERVICE  OTHER        OPERATING   AND EXPENSE      NET
                    FEES          FEES          FEES     EXPENSES(3)  EXPENSES    REIMBURSEMENT(4) EXPENSES(4)
  SELECT CLASS
  SHARES            0.35%         NONE          0.25%    0.24%        0.84%       0.09%            0.75%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                                           1 YR.            3 YRS.
  YOUR COST ($)                                                            77               240


(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.75% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.73% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED.

JPMORGAN U.S. SMALL COMPANY FUND
--------------------------------------------------------------------------------

THE FUND'S OBJECTIVE

The Fund seeks is to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion. Industry by industry, the Fund's weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most undervalued. The Fund generally considers selling stocks that appear overvalued or have grown into large-cap stocks.

The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. The adviser's in-house research is developed by an extensive worldwide network of over 80 career equity analysts. The team of analysts dedicated to U.S. equities includes more than 35 members, with an average of over ten years of experience.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

When the adviser wishes to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment-grade debt securities.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN U.S. SMALL COMPANY FUND
--------------------------------------------------------------------------------

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                                JPMORGAN U.S. SMALL COMPANY FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Russell 2000 Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

                 1991              59.59%
                 1992              18.98%
                 1993               8.59%
                 1994              -5.81%
                 1995              31.88%
                 1996              20.84%
                 1997              22.70%
                 1998              -5.28%
                 1999              44.30%
                 2000              -9.59%

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS -15.76%



 BEST QUARTER                            34.75%
                             4th quarter, 1999
 WORST QUARTER                          -21.61%
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)


                                                    PAST 1 YR.         PAST 5 YRS.        PAST 10 YRS.
  U.S. SMALL COMPANY FUND
  (AFTER EXPENSES)                                  -9.59              12.87              16.72
  RUSSELL 2000 INDEX (NO EXPENSES)                  -3.02              10.31              15.53


(1) THE FUND COMMENCED OPERATIONS ON 11/4/93. FOR THE PERIOD 1/1/90 THROUGH 11/30/93 RETURNS REFLECT PERFORMANCE OF THE PIERPONT CAPITAL APPRECIATION FUND, THE PREDECESSOR OF THE FUND.

(2) THE FUND'S FISCAL YEAR END IS 5/31.

JPMORGAN U.S. SMALL COMPANY FUND

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


                                                SHARE-
                                  DISTRIBUTION  HOLDER                TOTAL       FEE WAIVER
                    MANAGEMENT    (RULE 12B-1)  SERVICE  OTHER        OPERATING   AND EXPENSE      NET
                    FEES          FEES          FEES     EXPENSES(3)  EXPENSES    REIMBURSEMENT(4) EXPENSES(4)
  SELECT CLASS
  SHARES            0.60%         NONE          0.25%    0.24%        1.09%       0.08%            1.01%


EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                                           1 YR.            3 YRS.
  YOUR COST ($)                                                            103              322

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.01% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS.

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's industry weightings generally approximate those of the EAFE Index, although it does not seek to mirror the index in its choice of individual securities, and may overweight or underweight countries relative to the EAFE Index. In choosing stocks, the fund emphasizes those that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies, and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone. The team of analysts dedicated to international equities includes more than 90 members around the world, with an average of nearly ten years of experience.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions


[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

                                      JPMORGAN FLEMING INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets worldwide, which could have a negative effect on the value of shares of the Fund.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the EAFE Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

YEAR-BY-YEAR RETURNS (1),(2)

[CHART]

                 1991              10.58%
                 1992             -10.77%
                 1993              24.52%
                 1994               6.00%
                 1995               7.96%
                 1996               8.48%
                 1997               1.46%
                 1998              13.62%
                 1999              30.22%
                 2000             -17.75%

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS -14.54%

BEST QUARTER                            30.22%
                             4th quarter, 1999
WORST QUARTER                          -17.75%
                             4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                                  PAST 1 YR.   PAST 5 YRS.   LIFE OF FUND
  FLEMING INTERNATIONAL EQUITY FUND
  (AFTER EXPENSES)                                                    -17.75       6.02          5.19
  EAFE INDEX (NO EXPENSES)                                            -14.17       7.13          6.29

(1) THE FUND COMMENCED OPERATIONS ON 10/4/93, AND RETURNS REFLECT THE PERFORMANCE OF THE FUND FROM 11/1/93 FORWARD. FOR THE PERIOD 6/30/90 TO 10/31/93, RETURNS REFLECT THE PERFORMANCE OF THE J.P. MORGAN INTERNATIONAL EQUITY FUND, A SEPARATE FEEDER FUND INVESTING IN THE SAME MASTER PORTFOLIO.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

                                      JPMORGAN FLEMING INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

                                                SHARE-
                                  DISTRIBUTION  HOLDER                TOTAL     FEE WAIVER
                    MANAGEMENT    (RULE 12B-1)  SERVICE  OTHER        OPERATING AND EXPENSE        NET
                    FEES          FEES          FEES     EXPENSES(3)  EXPENSES  REIMBURSEMENT(4)   EXPENSES(4)
  SELECT SHARES     0.60%         NONE          0.25%    0.57%        1.42%     0.01%              1.41%


EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                 1 YR.            3 YRS.
  YOUR COST ($)                                  144              446


(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.41% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS.
     TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 1.25% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund's assets are invested primarily in companies from developed markets other than the U.S. The Fund's assets may also be invested to a limited extent in companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The Fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued. The Fund's country allocations and sector weightings may differ significantly from those of the MSCI All Country World Index Free (ex-U.S.), the Fund's benchmark.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies, and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone. The team of analysts dedicated to international equities includes more than 90 members around the world, with an average of nearly ten years of experience.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark,. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including


[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets worldwide, which could have a negative effect on the value of shares of the Fund.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise.

The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                               JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the MSCI All Country World Index Free (EX-U.S.), a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS -14.65%


YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

                 1998               3.83%
                 1999              39.90%
                 2000             -16.21%

BEST QUARTER                            22.09%
                             4th quarter, 1998
WORST QUARTER                          -21.34%
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(2)

                                                                            PAST 1 YR.       LIFE OF FUND
  FLEMING INTERNATIONAL
  OPPORTUNITIES FUND (AFTER EXPENSES)                                           -16.21          7.67
  MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.) (NO EXPENSES)                     -15.09          7.06

(1) THE FUND'S FISCAL YEAR END IS 11/30.

(2) THE FUND COMMENCED OPERATIONS ON 2/26/97 AND PERFORMANCE IS CALCULATED AS OF 2/28/97.

                               JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

                                                SHARE-
                                  DISTRIBUTION  HOLDER                TOTAL     FEE WAIVER
                    MANAGEMENT    (RULE 12B-1)  SERVICE  OTHER        OPERATING AND EXPENSE        NET
                    FEES          FEES          FEES     EXPENSES(3)  EXPENSES  REIMBURSEMENT(4)   EXPENSES(4)
  SELECT CLASS
  SHARES            0.60%         NONE          0.25%    0.35%        1.20%     NONE               1.20

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                1 YR.            3 YRS.
  YOUR COST ($)                                 122              381

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.20% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS.

JPMORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------

THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund will invest primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of European issuers. These investments may take the form of depositary receipts. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to buy common stocks.

The Fund's adviser seeks to identify those Western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the adviser tries to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the advisers think are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other similar countries which the adviser thinks are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, industry, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different Western European countries, the Fund's adviser may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa or higher by Moody's Investor Service, Inc., BBB or

JPMORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------

higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval. Shareholders of the Fund are currently considering a proposal that would allow the Fund to change its investment objective without shareholder approval.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

                                                  JPMORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

JPMORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

                                                  JPMORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Class A Shares. Select Class Shares are being introduced as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the MSCI Europe Index and the Lipper European Funds Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS -14.81%

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

     1996                    28.10%
     1997                    21.38%
     1998                    28.17%
     1999                    36.06%
     2000                   -14.73%

BEST QUARTER                 33.36%
                  4th quarter, 1999

WORST QUARTER               -16.97%
                  3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                        PAST 1 YR.  PAST 5 YRS.  LIFE OF FUND
--------------------------------------------------------------------------------
FLEMING EUROPEAN FUND (AFTER EXPENSES)  -19.64      16.86        16.69
--------------------------------------------------------------------------------
MSCI EUROPE INDEX (NO EXPENSES)          -8.14      15.75        15.05
--------------------------------------------------------------------------------
LIPPER EUROPEAN FUNDS INDEX
 (NO EXPENSES)                           -2.58      17.87        17.46
--------------------------------------------------------------------------------

THE PERFORMANCE IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD. SELECT CLASS SHARES DO NOT PAY A SALES LOAD.

(1)  CLASS A SHARES COMMENCED OPERATIONS ON 11/3/95.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.

JPMORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

                                          SHARE-
                            DISTRIBUTION  HOLDER                TOTAL      FEE WAIVER
                MANAGEMENT  (RULE 12B-1)  SERVICE  OTHER        OPERATING  AND EXPENSE       NET
                FEES        FEES          FEES     EXPENSES(3)  EXPENSES   REIMBURSEMENT(4)  EXPENSES(4)
---------------------------------------------------------------------------------------------------------
SELECT CLASS
SHARES          0.65%         NONE          0.25%    0.70%      1.60%     0.10%            1.50%
---------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                   1 YR.              3 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)                                      153                474
--------------------------------------------------------------------------------

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.50% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND
-------------------------------------------------------------------------------
THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from countries whose economies or stock markets are less developed. The Fund may also invest to a lesser extent in debt securities of these countries. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. The Fund emphasizes stocks that are ranked as undervalued, while underweighting or avoiding stocks that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued stocks, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies, and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone. The team of analysts dedicated to international equities includes more than 90 members around the world, with an average of nearly ten years of experience.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------------------------

while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settle-

                                   JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------------------------

ment procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets worldwide, which could have a negative effect on the value of shares of the Fund.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

High-yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------------------------

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the MSCI Emerging Markets Equity Free Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS -4.63%


YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

     1994                    -7.19%
     1995                    -9.68%
     1996                    -8.84%
     1997                    -7.71%
     1998                   -30.33%
     1999                    59.40%
     2000                   -30.23%

BEST QUARTER                 25.88%
                  4th quarter, 1999

WORST QUARTER               -23.56%
                 2nd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(2)

                                        PAST 1 YR.  PAST 5 YRS.  LIFE OF FUND
--------------------------------------------------------------------------------
FLEMING EMERGING
MARKETS EQUITY (AFTER EXPENSES)         -30.23      -8.20        -3.98
--------------------------------------------------------------------------------
MSCI EMERGING MARKETS EQUITY FREE
  (NO EXPENSES)                         -30.61      -4.17        -2.64
--------------------------------------------------------------------------------

(1)  THE FUND'S FISCAL YEAR END IS 10/31.

(2) THE FUND COMMENCED OPERATIONS ON 11/15/93 AND PERFORMANCE IS CALCULATED AS OF 11/30/93.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

                                          SHARE-
                            DISTRIBUTION  HOLDER                TOTAL      FEE WAIVER
                MANAGEMENT  (RULE 12B-1)  SERVICE  OTHER        OPERATING  AND EXPENSE       NET
                FEES        FEES          FEES     EXPENSES(3)  EXPENSES   REIMBURSEMENT(4)  EXPENSES(4)
---------------------------------------------------------------------------------------------------------
SELECT CLASS
SHARES          1.00%       NONE          0.25%    0.63%        1.88%      0.13%             1.75%
---------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                   1 YR.              3 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)                                      178                551
--------------------------------------------------------------------------------

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.75% OF ITS AVERAGE DAILY NET ASSETS
     FOR THREE YEARS.

WHO MAY WANT TO INVEST

THE SHORT TERM BOND, BOND, GLOBAL STRATEGIC INCOME, INTERMEDIATE TAX FREE INCOME AND NEW YORK INTERMEDIATE TAX FREE INCOME FUNDS (THE FIXED INCOME FUNDS) ARE DESIGNED FOR INVESTORS WHO:

-    want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-    want an investment that pays monthly dividends

- with regard to the Intermediate Tax Free Income Fund, are seeking income that is exempt from federal personal income tax

- with regard to the New York Intermediate Tax Free Income Fund, are seeking income that is exempt from federal, state, and local (if applicable) personal income taxes in New York

THESE FUNDS ARE NOT DESIGNED FOR INVESTORS WHO:

-    are investing for aggressive long-term growth

-    require stability of principal

- with regard to the Global Strategic Income Fund, are not prepared to accept a higher degree of risk than most traditional bond funds

- with regard to the Intermediate Tax Free Income Fund or New York Intermediate Tax Free Income Fund, are investing through a tax-deferred account such as an IRA

THE DIVERSIFIED FUND IS DESIGNED FOR INVESTORS WHO:

-    are pursuing a long-term goal such as retirement

-    want an investment with the potential to outpace inflation

-    seek less risk than a fund investing completely in stocks

- prefer to leave asset allocation decisions in the hands of an investment professional

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

- are looking for the higher long-term potential growth (with the higher risks) of a fund investing completely in stocks

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

WHO MAY WANT TO INVEST

THE U.S. EQUITY, DISCIPLINED EQUITY AND U.S. SMALL COMPANY FUNDS (THE U.S. EQUITY FUNDS) ARE DESIGNED FOR INVESTORS WHO:

-    are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want Funds that seek to outperform the markets in which they each invest over the long term

THESE FUNDS ARE NOT DESIGNED FOR INVESTORS WHO:

- want Funds that pursue market trends or focus only on particular industries or sectors

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FLEMING INTERNATIONAL EQUITY, FLEMING INTERNATIONAL OPPORTUNITIES, FLEMING EUROPEAN AND FLEMING EMERGING MARKETS EQUITY FUNDS (THE INTERNATIONAL EQUITY FUNDS) ARE DESIGNED FOR INVESTORS WHO:

-    are pursuing a long-term goal

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want Funds that seek to consistently outperform the markets in which they invest


THESE FUNDS ARE NOT DESIGNED FOR INVESTORS WHO:

-    are uncomfortable with the risks of international investing

-    are looking for a less aggressive stock investment

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUNDS' MANAGEMENT AND ADMINSTRATION

The Short Term Bond, Bond, Global Strategic Income, Diversified, U.S. Equity, Disciplined Equity, U.S. Small Company, Fleming International Equity, Fleming International Opportunities and Fleming Emerging Market Equity Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Intermediate Tax Free Income Fund and New York Intermediate Tax Free Income Fund are series of Mutual Fund Select Trust, and Fleming European Fund is a series of Mutual Fund Group, both of which are Massachusetts business trusts. The trustees of each trusts are responsible for overseeing all business activities.

THE FUNDS' ADMINISTRATOR

Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (an "Adminstrator") provides administrative services, oversees each Fund's other service providers and provides Fund officers. The Administrator receives the following annual fee on behalf of each Fund for administrative services:

0.15% of each Fund's pro-rata portion of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.10% of average net assets over $25 billion.

THE FUNDS' INVESTMENT ADVISERS

J.P. Morgan Investment Management Inc. ("JPMIM") is the investment adviser and makes the day-to-day investment decisions for all Funds except the Intermediate Tax Free Income Fund, the New York Intermediate Tax Free Income Fund and the Fleming European Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser for the Intermediate Tax Free Income Fund, the New York Intermediate Tax Free Income Fund and the Fleming European Fund and makes the day-to-day investment decisions for each of the Intermediate Tax Free Income Fund and New York Intermediate Tax Free Income Fund. Prior to February 28, 2001 the adviser to these three Funds was The Chase Manhattan Bank (Chase) and JPMFAM (USA) was the sub-adviser for the Intermediate Tax Free Income Fund and the New York Intermediate Tax Free Income Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

Chase Fleming Asset Management (London) Limited (CFAM London) is the sub-adviser to the Fleming European Fund and makes the day-to-day investment decisions for that Fund. JPMFAM (USA) pays CFAM London a sub-advisory fee for its services. CFAM London is located at Colvile House, 32 Curzon Street, London W1Y8AL.

JPMIM, JPMFAM (USA) and CFAM London are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

FUNDS' INVESTMENT ADVISERS

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average net assets as follows:

                                FISCAL
 FUND                           YEAR END       %
-------------------------------------------------
 SHORT TERM BOND FUND           10/31       0.25%
-------------------------------------------------
 BOND FUND                      10/31       0.30%
-------------------------------------------------
 GLOBAL STRATEGIC INCOME FUND   10/31       0.45%
-------------------------------------------------
 INTERMEDIATE TAX FREE INCOME
 FUND                           8/31        0.24%
-------------------------------------------------
 NEW YORK INTERMEDIATE TAX
 FREE INCOME FUND               8/31        0.24%
-------------------------------------------------
 DIVERSIFIED FUND               6/30        0.55%
-------------------------------------------------
 U.S. EQUITY FUND               5/31        0.40%
-------------------------------------------------
 DISCIPLINED EQUITY FUND        5/31        0.35%
-------------------------------------------------
 U.S. SMALL COMPANY FUND        5/31        0.60%
-------------------------------------------------
 FLEMING INTERNATIONAL EQUITY
 FUND                           10/31       0.60%
-------------------------------------------------
 FLEMING INTERNATIONAL
 OPPORTUNITIES  FUND            11/30       0.60%
-------------------------------------------------
 FLEMING EUROPEAN FUND          10/31       0.80%
-------------------------------------------------
 FLEMING EMERGING MARKETS
 EQUITY FUND                    10/31       1.00%
-------------------------------------------------

PORTFOLIO MANAGERS

SHORT TERM BOND FUND, BOND FUND, GLOBAL STRATEGIC INCOME FUND,
INTERMEDIATE TAX FREE INCOME FUND AND NEW YORK INTERMEDIATE TAX FREE INCOME FUND

The Fixed Income Funds are managed by a team of individuals at JPMIM or JPMFAM
(USA), as applicable.

DIVERSIFIED FUND

The portfolio management team is led by John M. Devlin, vice president, who joined the team in December of 1993 and has been at JPMIM since 1986, and Anne Lester, vice president, who joined the team in June of 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the Product Development group and as a fixed income and currency trader and portfolio manager in Milan.

U.S. EQUITY FUND

The portfolio management team is comprised of 24 research analysts, who select stocks in their respective sectors using the investment process described above. Henry D. Cavanna, managing director, and James H. Russo, vice president and CFA, oversee the portfolio and manage its cash flows. Mr Cavanna has been at JPMIM since 1971. He served as manager of U.S. equity portfolios prior to managing the Fund. Mr. Russo has been at JPMIM since 1994 and previously served in the equity research group as an analyst covering consumer cyclical stocks.

DISCIPLINED EQUITY FUND

The portfolio management team is led by Bernard A. Kroll, managing director, Timothy J. Devlin, vice president, and Nanette Buziak, vice president. Mr. Kroll has been at JPMIM since August of 1996 and prior to that was an equity derivatives specialist at Goldman Sachs & Co. Mr. Devlin has been at JPMIM since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at JPMIM since March of 1997 and prior to that was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.

                                                      FUNDS' INVESTMENT ADVISERS

U.S. SMALL COMPANY FUND

The portfolio management team is led by Marian U. Pardo, managing director, and Carolyn Jones, vice president. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Jones has been with JPMIM since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMIM's private banking group and as a product specialist at Merrill Lynch Asset Management.

FLEMING INTERNATIONAL EQUITY FUND

The portfolio management team is led by Nigel F. Emmett, vice president, who has been on the team since joining JPMIM in August 1997, and by Jenny C. Sicat, vice president, who joined the team in August 2000 and has been at JPMIM since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

FLEMING INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew C. Cormie, managing director, who has been an international equity portfolio manager since 1997 and employed by JPMIM since 1984, and by Nigel F. Emmett, vice president, who has been on the team since joining JPMIM in August 1997, and by Jenny C. Sicat, vice president, who joined the team in August 2000 and has been at JPMIM since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

FLEMING EUROPEAN FUND

James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr Elliot joined CFAM London in June of 1995 as an executive in the European Investment Banking group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined CFAM London in December of 1997 as a Fund manager in the European Equity Group. Prior to that he worked as a Fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April of 2000. Both have managed the Fund since August of 2000.

FLEMING EMERGING MARKETS EQUITY FUND

The management team is led by Satyen Mehta, managing director, who has been at JPMIM since 1984, and Peter Clark, vice president, who has been at JPMIM since 1968. Mr. Mehta has been on the team since the Fund's inception. Mr. Clark joined the team in 1999.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Funds receive orders. You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

The Fleming International Equity Fund, Fleming International Opportunities Fund, Fleming European Fund and Fleming Emerging Markets Equity Fund invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, these Funds' portfolios will trade and their NAVs may fluctuate significantly on days when you have no access to the Funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-622-4273
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell those shares until 15 calendar days after such shares were purchased.

                                                          HOW YOUR ACCOUNT WORKS

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. Current Shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in August 2001 may purchase Select Class Shares of other Funds with a minimum investment of $2,500 and there are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion. In addition, the minimum does not apply to investors who are customers of JPMorgan Private Bank.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-622-4273.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-622-4273 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each

HOW YOUR ACCOUNT WORKS

exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION
CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in August 2001 or to customers of JPMorgan Chase Private Bank.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

J.P. Morgan Fund Distributors, Inc. (JPF) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or JPF may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for

                                                          HOW YOUR ACCOUNT WORKS

selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Short Term Bond Fund, Bond Fund, Global Strategic Income Fund, Intermediate Tax Free Income Fund and New York Intermediate Tax Free Income Fund generally pay dividends monthly. The Diversified Fund, U.S. Equity Fund and Disciplined Equity Fund generally distribute any net investment income at least quarterly. The U.S. Small Company Fund generally distributes any net investment income at least semi-annually. The Fleming International Equity Fund, the Fleming International Opportunities Fund, the Fleming European Fund and the Fleming Emerging Markets Equity Fund generally distribute any net investment income at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fleming International Equity Fund, Fleming International Opportunities Fund, Fleming European Fund and Fleming Emerging Markets Equity Fund expect that their distributions will consist primarily of capital gains.

HOW YOUR ACCOUNT WORKS

Investment income received by the Global Strategic Income Fund, the Fleming International Equity Fund, Fleming International Opportunities Fund, Fleming European Fund and Fleming Emerging Markets Equity Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR FIXED INCOME FUNDS AND FIXED INCOME PORTION OF DIVERSIFIED FUND

This table discusses the main elements that make up each Fixed Income Fund's (and the fixed income portion of the Diversified Fund's) overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

====================================================================================================================================
POTENTIAL RISKS                              POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS

- Each Fund's share price, yield, and        - Bonds have generally outperformed          - Under normal circumstances the Fixed
  total return will fluctuate in               money market investments over the long       Income Funds plan to remain fully
  response to bond market movements            term, with less risk than stocks             invested in bonds and other fixed
                                                                                            income securities.
- The value of most bonds will fall when     - Most bonds will rise in value when
  interest rates rise; the longer a            interest rates fall                        - Under normal circumstances the
  bond's maturity and the lower its                                                         Diversified Fund plans to remain fully
  credit quality, the more its value         - Mortgage-backed and asset-backed             invested, with approximately 65% in
  typically falls                              securities and direct mortgages can          stocks and 35% in bonds and other
                                               offer attractive returns                     fixed income securities; bond
- Adverse market conditions may from                                                        investments may include U.S. and
  time to time cause a Fund to take          - With respect to the Diversified Fund,        foreign corporate and government
  temporary defensive positions that are       a diversified, balanced portfolio            bonds, mortgage-backed and
  inconsistent with its principal              should mitigate the effects of wide          asset-backed securities, convertible
  investment strategies and may hinder a       market fluctuations, especially when         securities, participation interests
  fund from achieving its investment           stock and bond prices move in                and private placements
  objective                                    different directions
                                                                                          - The Funds seek to limit risk and
- Mortgage-backed and asset-backed                                                          enhance total return or yields through
  securities (securities representing an                                                    careful management, sector allocation,
  interest in, or secured by, a pool of                                                     individual securities selection, and
  mortgages or other assets such as                                                         duration management
  receivables) and direct mortgages
  could generate capital losses or                                                        - During severe market downturns, the
  periods of low yields if they are paid                                                    funds have the option of investing up
  off substantially earlier or later                                                        to 100% of assets in investment-grade
  than anticipated                                                                          short-term securities

                                                                                          - Each adviser monitors interest rate
                                                                                            trends, as well as geographic and
                                                                                            demographic information related to
                                                                                            mortgage-backed securities and
                                                                                            mortgage prepayments

------------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY

- The default of an issuer would leave a     - Investment-grade bonds have a lower        - Each Fund maintains its own policies
  Fund with unpaid interest or principal       risk of default                              for balancing credit quality against
                                                                                            potential yields and gains in light of
- Junk bonds (those rated BB/Ba or           - Junk bonds offer higher yields and           its investment goals
  lower) have a higher risk of default,        higher potential gains
  tend to be less liquid, and may be                                                      - Each adviser develops its own ratings
  more difficult to value                                                                   of unrated securities and makes a
                                                                                            credit quality determination for
                                                                                            unrated securities

                                                                                          - At least 75% of the Diversified Fund's
                                                                                            bonds must be investment-grade
                                                                                            (BBB/Baa or better, of which 65% must
                                                                                            be A or better), and no more than 25%
                                                                                            BB/Ba or B; the Diversified Fund may
                                                                                            include unrated bonds of equivalent
                                                                                            quality in these categories

------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS

- A Fund could lose money because of         - Foreign bonds, which represent a major     - Foreign bonds are a primary investment
  foreign government actions, political        portion of the world's fixed income          only for the Global Strategic Income
  instability, or lack of adequate and         securities, offer attractive potential       Fund and may be a significant
  accurate information                         performance and opportunities for            investment for the Short Term Bond and
                                               diversification                              Bond Funds.
- Currency exchange rate movements could
  reduce gains or create losses              - Favorable exchange rate movements          - To the extent that a Fund invests in
                                               could generate gains or reduce losses        foreign bonds, it may manage the
- Currency and investment risks tend to                                                     currency exposure of its foreign
  be higher in emerging markets; these       - Emerging markets can offer higher            investments relative to its benchmark,
  markets also present higher liquidity        returns                                      and may hedge a portion of its foreign
  and valuation risks                                                                       currency exposure into the U.S. dollar
                                                                                            from time to time (see also
                                                                                            "Derivatives"); these currency
                                                                                            management techniques may not be
                                                                                            available for certain emerging markets
                                                                                            investments

                                                                                          - The Diversified Fund anticipates that
                                                                                            total foreign investments will not
                                                                                            exceed 30% of assets

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
POTENTIAL RISKS                              POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

- When a Fund buys securities before         - A Fund can take advantage of           - Each Fund uses segregated accounts to
  issue or for delayed delivery, it            attractive transaction opportunities     offset leverage risk
  could be exposed to leverage risk if
  it does not use segregated accounts

------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

- A Fund could underperform its              - A Fund could outperform its benchmark  - Each adviser focuses its active
  benchmark due to its sector,                 due to these same choices                management on those areas where it
  securities or duration choices                                                        believes its commitment to research
                                                                                        can most enhance returns and manage
                                                                                        risks in a consistent way

------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

- Derivatives such as futures, options,      - Hedges that correlate well with        - The Funds use derivatives, such as
  swaps and forward foreign currency           underlying positions can reduce or       futures, options, swaps and forward
  contracts(1) that are used for hedging       eliminate losses at low cost             foreign currency contracts for hedging
  the portfolio or specific securities                                                  and for risk management (i.e., to
  may not fully offset the underlying        - A Fund could make money and protect      adjust duration or yield curve
  positions and this could result in           against losses if management's           exposure, or to establish or adjust
  losses to the Fund that would not have       analysis proves correct                  exposure to particular securities,
  otherwise occurred                                                                    markets, or currencies); risk
                                             - Derivatives that involve leverage        management may include management of a
- Derivatives used for risk management         could generate substantial gains at      Fund's exposure relative to its
  may not have the intended effects and        low cost                                 benchmark
  may result in losses or missed
  opportunities                                                                       - The Funds only establish hedges that
                                                                                        they expect will be highly correlated
- The counterparty to a derivatives                                                     with underlying positions
  contract could default
                                                                                      - The Intermediate Tax Free Income Fund
- Certain types of derivatives involve                                                  and the New York Intermediate Tax Free
  costs to the Funds which can reduce                                                   Income Fund may use derivatives to
  returns                                                                               increase income or gain.

- Derivatives that involve leverage                                                   - While the Funds may use derivatives
  could magnify losses                                                                  that incidentally involve leverage,
                                                                                        they do not use them for the specific
- Derivatives used for non-hedging                                                      purpose of leveraging their portfolios
  purposes could cause losses that
  exceed the original investment

------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

- When a Fund lends a security, there is     - A Fund may enhance income through the  - Each adviser maintains a list of
  a risk that the loaned securities may        investment of the collateral received    approved borrowers
  not be returned if the borrower              from the borrower
  defaults                                                                            - The Funds receive collateral equal to
                                                                                        at least 100% of the current value of
- The collateral will be subject to the                                                 securities loaned
  risks of the securities in which it is
  invested                                                                            - The lending agents indemnify a Fund
                                                                                        against borrower default

                                                                                      - Each adviser's collateral investment
                                                                                        guidelines limit the quality and
                                                                                        duration of collateral investment to
                                                                                        minimize losses

                                                                                      - Upon recall, the borrower must return
                                                                                        the securities loaned within the
                                                                                        normal settlement period

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

====================================================================================================================================
POTENTIAL RISKS                              POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS

- A Fund could have difficulty valuing       - These holdings may offer more              - No Fund may invest more than 15% of
  these holdings precisely                     attractive yields or potential growth        net assets in illiquid holdings
                                               than comparable widely traded
- A Fund could be unable to sell these         securities                                 - To maintain adequate liquidity to meet
  holdings at the time or price desired                                                     redemptions, each Fund may hold
                                                                                            investment-grade short-term securities
                                                                                            (including repurchase agreements and
                                                                                            reverse repurchase agreements) and,
                                                                                            for temporary or extraordinary
                                                                                            purposes, may borrow from banks up to
                                                                                            33 1/3% of the value of its total
                                                                                            assets

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING

- Increased trading would raise a Fund's     - A Fund could realize gains in a short      - The Funds may use short-term trading
  transaction costs                            period of time                               to take advantage of attractive or
                                                                                            unexpected opportunities or to meet
- Increased short-term capital gains         - A Fund could protect against losses if       demands generated by shareholder
  distributions would raise                    a bond is overvalued and its value           activity.
  shareholders' income tax liability           later falls

RISK AND REWARD ELEMENTS FOR U.S. EQUITY FUNDS AND EQUITY PORTION OF DIVERSIFIED FUND

This table discusses the main elements that make up each U.S. Equity Fund's (and the equity portion of the Diversified Fund's) overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a fund manage risk.

====================================================================================================================================
POTENTIAL RISKS                              POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

- When a Fund buys securities before         - The Funds can take advantage of            - The Funds use segregated accounts to
  issue or for delayed delivery, it            attractive transaction opportunities         offset leverage risk
  could be exposed to leverage risk if
  it does not use segregated accounts

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING

- Increased trading would raise a Fund's     - The Funds could realize gains in a         - The Funds generally avoid short-term
  brokerage and related costs                  short period of time                         trading, except to take advantage of
                                                                                            attractive or unexpected opportunities
- Increased short-term capital gains         - The Funds could protect against losses       or to meet demands generated by
  distributions would raise                    if a stock is overvalued and its value       shareholder activity
  shareholders' income tax liability           later falls

------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

- Derivatives such as futures, options,      - Hedges that correlate well with            - The Funds use derivatives, such as
  swaps, and forward foreign currency          underlying positions can reduce or           futures, options, swaps and forward
  contracts(1) that are used for hedging       eliminate losses at low cost                 foreign currency contracts, for
  the portfolio or specific securities                                                      hedging and for risk management (i.e.,
  may not fully offset the underlying        - The Funds could make money and protect       to adjust duration or yield curve
  positions and this could result in           against losses if management's               exposure, or to establish or adjust
  losses to a Fund that would not have         analysis proves correct                      exposure to particular securities,
  otherwise occurred                                                                        markets or currencies); risk
                                             - Derivatives that involve leverage            management may include management of
- Derivatives used for risk management         could generate substantial gains at          a Fund's exposure relative to its
  may not have the intended effects and        low cost                                     benchmark
  may result in losses or missed
  opportunities                                                                           - A Fund only establishes hedges that it
                                                                                            expects will be highly correlated with
- The counterparty to a derivatives                                                         underlying positions
  contract could default
                                                                                          - While the Funds may use derivatives
- Derivatives that involve leverage                                                         that incidentally involve leverage,
  could magnify losses                                                                      they do not use them for the specific
                                                                                            purpose of leveraging their portfolio
- Certain types of derivatives involve
  costs to the Funds which can reduce
  returns

------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

- When a Fund lends a security, there is     - The Funds may enhance income through       - Each adviser maintains a list of
  a risk that the loaned securities may        the investment of the collateral             approved borrowers
  not be returned if the borrower              received from the borrower
  defaults                                                                                - The Funds receive collateral equal to
                                                                                            at least 100% of the current value of
- The collateral will be subject to the                                                     the securities loaned
  risks of the securities in which it is
  invested                                                                                - The lending agents indemnify the Funds
                                                                                            against borrower default

                                                                                          - Each adviser's collateral investment
                                                                                            guidelines limit the quality and
                                                                                            duration of collateral investment to
                                                                                            minimize losses

                                                                                          - Upon recall, the borrower must return
                                                                                            the securities loaned within the
                                                                                            normal settlement period

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

====================================================================================================================================
POTENTIAL RISKS                              POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS

- Each Fund's share price and                - Stocks have generally outperformed         - Under normal circumstances the Funds
  performance will fluctuate in response       more stable investments (such as bonds       plan to remain fully invested, with at
  to stock market movements                    and cash equivalents) over the long          least 65% in stocks; stock investments
                                               term                                         may include U.S. and foreign common
- Adverse market conditions may from                                                        stocks, convertible securities,
  time to time cause a Fund to take          - With respect to the Diversified Fund,        preferred stocks, trust or partnership
  temporary defensive positions that are       a diversified, balanced portfolio            interests, warrants, rights, and
  inconsistent with its principal              should mitigate the effects of wide          investment company securities
  investment strategies and may hinder         market fluctuations, especially when
  the fund from achieving its investment       stock and bond prices move in              - A Fund seeks to limit risk through
  objective                                    different directions                         diversification

                                                                                          - During severe market downturns, each
                                                                                            Fund has the option of investing up to
                                                                                            100% of assets in investment-grade
                                                                                            short-term securities

------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

- A Fund could underperform its              - A Fund could outperform its benchmark      - JPMIM focuses its active management on
  benchmark due to its securities and          due to these same choices                    securities selection, the area where
  asset allocation choices                                                                  it believes its commitment to research
                                                                                            can most enhance returns

------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS

- Currency exchange rate movements could     - Favorable exchange rate movements          - The U.S. Equity Funds anticipate that
  reduce gains or create losses                could generate gains or reduce losses        total foreign investments will not
                                                                                            exceed 20% of assets
- A Fund could lose money because of         - Foreign investments, which represent a
  foreign government actions, political        major portion of the world's               - The Funds actively manage the currency
  instability, or lack of adequate and         securities, offer attractive potential       exposure of their foreign investments
  accurate information                         performance and opportunities for            relative to their benchmarks, and may
                                               diversification                              hedge back into the U.S. dollar from
- Currency and investment risks tend to                                                     time to time (see also "Derivatives");
  be higher in emerging markets; these       - Emerging markets can offer higher            these currency management techniques
  markets also present higher liquidity        returns                                      may not be available for certain
  and valuation risks                                                                       emerging markets investments

                                                                                          - The Diversified Fund anticipates that
                                                                                            total foreign investments will not
                                                                                            exceed 30% of assets and the Fund may
                                                                                            invest in emerging markets

------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS

- Each Fund could have difficulty            - These holdings may offer more              - Each Fund may not invest more than 15%
  valuing these holdings precisely             attractive yields or potential growth        of net assets in illiquid holdings
                                               than comparable widely traded
- Each Fund could be unable to sell            securities                                 - To maintain adequate liquidity to meet
  these holdings at the time or price it                                                    redemptions, each Fund may hold
  desires                                                                                   investment-grade short-term securities
                                                                                            (including repurchase agreements and
                                                                                            reverse repurchase agreements) and,
                                                                                            for temporary or extraordinary
                                                                                            purposes, may borrow from banks up to
                                                                                            33 1/3% of the value of its total
                                                                                            assets

RISK AND REWARD ELEMENTS FOR INTERNATIONAL EQUITY FUNDS

This table identifies the main elements that make up each International Equity Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain funds manage risk.

====================================================================================================================================
POTENTIAL RISKS                              POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS

- Each Fund's share price and                - Stocks have generally outperformed         - Under normal circumstances the Funds
  performance will fluctuate in response       more stable investments (such as bonds       plan to remain fully invested, with at
  to stock and bond market movements           and cash equivalents) over the long          least 65% in stocks; stock investments
                                               term                                         may include convertible securities,
- The value of most bonds will fall when                                                    preferred stocks, depository receipts
  interest rates rise; the longer a          - Foreign investments, which represent a       (such as ADRs and EDRs), trust or
  bond's maturity and the lower its            major portion of the world's                 partnership interests, warrants,
  credit quality, the more its value           securities, offer attractive potential       rights, and investment company
  typically falls                              performance and opportunities for            securities
                                               diversification
- A Fund could lose money because of                                                      - The Funds seek to limit risk and
  foreign government actions, political      - Most bonds will rise in value when           enhance performance through active
  instability, or lack of adequate             interest rates fall                          management, country allocation and
  and/or accurate information                                                               diversification
                                             - Foreign bonds, which represent a major
- Investment risks tend to be higher in        portion of the world's fixed income        - During severe market downturns, the
  emerging markets. These markets also         securities, offer attractive potential       Funds have the option of investing up
  present higher liquidity and valuation       performance and opportunities for            to 100% of assets in investment-grade
  risks                                        diversification                              short-term securities

- Adverse market conditions may from         - Emerging markets can offer higher          - The Fleming Emerging Markets Equity
  time to time cause the fund to take          returns                                      Fund will invest up to 20% of assets
  temporary defensive positions that are                                                    in debt securities when JPMIM believes
  inconsistent with its principal                                                           the potential total return exceeds
  investment strategies and may hinder                                                      potential total return in emerging
  the fund from achieving its investment                                                    markets equity securities
  objective

------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

- A Fund could underperform its              - A Fund could outperform its benchmark      - Each adviser focuses its active
  benchmark due to its securities              due to these same choices                    management on securities selection,
  choices and other management decisions                                                    the area where it believes its
                                                                                            commitment to research can most
                                                                                            enhance returns

------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCIES

- Currency exchange rate movements could     - Favorable exchange rate movements          - Except as noted earlier in this
  reduce gains or create losses                could generate gains or reduce losses        prospectus, each Fund manages the
                                                                                            currency exposure of its foreign
- Currency and investment risks tend to                                                     investments relative to its benchmark
  be higher in emerging markets; these                                                      and may hedge a portion of its foreign
  markets also present higher liquidity                                                     currency exposure into the U.S. dollar
  and valuation risks                                                                       from time to time (see also
                                                                                            "Derivatives")

------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

- When a Fund buys securities before         - A Fund can take advantage of               - Each Fund uses segregated accounts to
  issue or for delayed delivery, it            attractive transaction opportunities         offset leverage risk
  could be exposed to leverage risk if
  it does not use segregated accounts

====================================================================================================================================
POTENTIAL RISKS                              POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

- Derivatives such as futures, options,      - Hedges that correlate well with            - The Funds use derivatives, such as
  swaps, and forward foreign currency          underlying positions can reduce or           futures, options, swaps, and forward
  contracts(1) that are used for hedging       eliminate losses at low cost                 foreign currency contracts, for
  the portfolio or specific securities                                                      hedging and for risk management (i.e.,
  may not fully offset the underlying        - A Fund could make money and protect          to establish or adjust exposure to
  positions and this could result in           against losses if the investment             particular securities, markets or
  losses to the Fund that would not have       analysis proves correct                      currencies); risk management may
  otherwise occurred                                                                        include management of a fund's
                                             - Derivatives that involve leverage            exposure relative to its benchmark
- Derivatives used for risk management         could generate substantial gains at
  may not have the intended effects and        low cost                                   - The Funds only establish hedges that
  may result in losses or missed                                                            they expect will be highly correlated
  opportunities                                                                             with underlying positions

- The counterparty to a derivatives                                                       - The Fleming European Fund may use
  contract could default                                                                    derivatives to increase income or
                                                                                            gain.
- Derivatives that involve leverage
  could magnify losses                                                                    - While the Funds may use derivatives
                                                                                            that incidentally involve leverage,
- Certain types of derivatives involve                                                      they do not use them for the specific
  costs to a Fund which can reduce                                                          purpose of leveraging their portfolios
  returns

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

- When a Fund lends a security, there is     - A Fund may enhance income through the      - Each adviser maintains a list of
  a risk that the loaned securities may        investment of the collateral received        approved borrowers
  not be returned if the borrower              from the borrower
  defaults                                                                                - A Fund receives collateral equal to at
                                                                                            least 100% of the current value of
- The collateral will be subject to the                                                     securities loaned
  risks of the securities in which it is
  invested                                                                                - The lending agents indemnify a fund
                                                                                            against borrower default

                                                                                          - Each adviser's collateral investment
                                                                                            guidelines limit the quality and
                                                                                            duration of collateral investment to
                                                                                            minimize losses

                                                                                          - Upon recall, the borrower must return
                                                                                            the securities loaned within the
                                                                                            normal settlement period

------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS

- A Fund could have difficulty valuing       - These holdings may offer more              - No Fund may invest more than 15% of
  these holdings precisely                     attractive yields or potential growth        net assets in illiquid holdings
                                               than comparable widely traded
- A Fund could be unable to sell these         securities                                 - To maintain adequate liquidity, each
  holdings at the time or price it                                                          Fund may hold investment-grade
  desired                                                                                   short-term securities (including
                                                                                            repurchase agreements and reverse
                                                                                            repurchase agreements) and, for
                                                                                            temporary or extraordinary purposes,
                                                                                            may borrow from banks up to 33 1/3% of
                                                                                            the value of its total assets

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING

- Increased trading could raise a Fund's     - A Fund could realize gains in a short      - The Funds generally avoid short-term
  brokerage and related costs                  period of time                               trading, except to take advantage of
                                                                                            attractive or unexpected opportunities
- Increased short-term capital gains         - A Fund could protect against losses if       or to meet demands generated by
  distributions could raise                    a stock is overvalued and its value          shareholder activity.
  shareholders' income tax liability           later falls


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

HOW YOUR ACCOUNT WORKS



WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS: negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

COMMERCIAL PAPER: unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.

CONVERTIBLE SECURITIES: domestic and foreign debt securities that can be converted into equity securities at a future time and price.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: a fee that covers the cost of the distribution system used to sell shares to the public.

DURATION: a mathematical calculation of the average life of a bond that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in interest rates. For example, if a bond has an average duration of 4 years, its price will move 4% when interest rates move 1%.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MORTGAGE DOLLAR ROLLS: the purchase of domestic or foreign mortgage-backed securities with the promise to purchase similar securities upon the maturity of the original security. Segregated accounts are used to offset leverage risk.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, custody and registration fees.

PARTICIPATION INTERESTS: interests that represent a share of domestic or foreign bank debt or similar securities or obligations.

                                                          HOW YOUR ACCOUNT WORKS




REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: contracts whereby a Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS: dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TAX EXEMPT MUNICIPAL SECURITIES: securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.


ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES: domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

FINANCIAL HIGHLIGHTS




The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods since shares were first offered. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds shown (assuming reinvestment of all dividends and distributions).

The following tables provide selected per share data and ratios for one Select Class Share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual and Semi-Annual Reports to Shareholders for the periods ended August 31, 2000 and February 28, 2001, respectively, which are incorporated by reference into the SAI. Shareholders may obtain a copy of the reports by contacting the Funds or their Shareholder Servicing Agent.

This information has been audited, except as noted, by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request.

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND*

                                                                             9/1/00
                                                                             Through      Year      Year     Year   1/1/97**
                                                                             2/28/01     Ended     Ended    Ended   through
PER SHARE OPERATING PERFORMANCE:                                           (unaudited)  8/31/00   8/31/99  8/31/98   8/31/97
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $10.46     $10.42   $10.93   $10.85    $10.75
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                                     0.22      0.46      0.52     0.56      0.39

      Net gains or (losses) in securities (both realized and unrealized)        0.27      0.10     (0.39)    0.29      0.10
                                                                              ------    ------    ------   ------    ------
      Total from investment operations                                          0.49      0.56      0.13     0.85      0.49

   Less distributions:

      Dividends from net investment income                                      0.22      0.46      0.52     0.56      0.39

      Distributions from capital gains                                            --      0.06      0.12     0.21        --
                                                                              ------    ------    ------   ------    ------
      Total distributions                                                       0.22      0.52      0.64     0.77      0.39

Net asset value, end of period                                                $10.73     $10.46   $10.42   $10.93    $10.85
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   4.72%***   5.54%     1.15%    8.08%     4.58%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                            $706       $694     $729     $717      $631
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
  Expenses                                                                     0.74%      0.57%    0.03%    0.02%     0.02%
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                        4.18%      4.49%    4.81%    5.10%     5.40%
-----------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers, reimbursements and earnings credits                0.74%      0.66%    0.50%    0.50%     0.50%
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers, reimbursements and earnings credits   4.18%      4.40%    4.34%    4.62%     4.92%
-----------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                                        15%        60%      62%      71%       60%
-----------------------------------------------------------------------------------------------------------------------------

  * Formerly Chase Vista Select Intermediate Tax Free Income Fund. ** Commencement of Operations.
*** Not annualized.
  # Short periods have been annualized.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND*

                                                                             9/1/00
                                                                             Through      Year      Year     Year   1/1/97**
                                                                             2/28/01     Ended     Ended    Ended   through
PER SHARE OPERATING PERFORMANCE:                                           (unaudited)  8/31/00   8/31/99  8/31/98   8/31/97
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $7.01      $6.91    $7.29    $7.15     $7.09
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                                     0.15      0.31      0.35     0.37      0.26

      Net gains or (losses) in securities (both realized and unrealized)        0.20      0.10     (0.31)    0.21      0.06
                                                                              ------    ------    ------   ------    ------
      Total from investment operations                                          0.35      0.41      0.04     0.58      0.32

   Less distributions:

      Dividends from net investment income                                      0.15      0.31      0.35     0.37      0.26

      Distributions from capital gains                                            --        --      0.07     0.07        --
                                                                              ------    ------    ------   ------    ------
      Total distributions                                                       0.15      0.31      0.42     0.44      0.26
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $7.21      $7.01    $6.91    $7.29     $7.15
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   5.02%***   6.13%     0.38%    8.37%     4.62%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                            $296       $277     $295     $283      $235
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
  Expenses                                                                     0.75%      0.58%    0.04%    0.03%     0.03%
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                        4.21%      4.48%    4.85%    5.08%     5.52%
-----------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers, reimbursements and earnings credits                0.77%      0.70%    0.53%    0.53%     0.53%
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers, reimbursements and earnings credits   4.19%      4.36%    4.36%    4.58%     5.02%
-----------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                                        33%        46%      39%      66%       32%
-----------------------------------------------------------------------------------------------------------------------------

  * Formerly Chase Vista New York Intermediate Income Fund.
 ** Commencement of Operations.
*** Not annualized.
  # Short periods have been annualized.

HOW TO REACH US




MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-622-4273 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Funds' Investment Company Act File Nos. are 811-07342 for all Funds except Intermediate Tax Free Income and New York Intermediate Tax Free Income Funds (811-07841) and Fleming European Fund (811-05151).












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-C- 2001 JPMorgan Chase & Co. All Rights Reserved. March 2001

                                                                   PSMMP-1-301 X

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